--------------------------------------------------------------------------------
                                                                January 28, 2000


Dear Shareholders:

At year-end, the Fund's shares closed at $3.125, a 19% discount from the net asset value (NAV) of $3.86. This does not compare well with the prior year's closing market price of $4.25, a 2% premium to the year-end 1998 NAV of $4.16. However this loss in net asset value per share was offset by $.4825 per share paid in dividends for 1999. All U.S. fixed income markets, including the U.S. Treasury market, did very poorly in 1999; high yield securities actually outperformed other classes of higher quality securities in 1999 as discussed in more detail below.

The Fund's January 2000 distribution combined a special distribution of the undistributed 1999 income and a monthly dividend. At a recent market price of $3.125, annualizing the current monthly dividend of $.035, the Fund's shares had a current yield of 13.4%. The common share dividend has been reduced due to a number of circumstances, the most significant of which are:

o Higher interest rates increasing the Fund's cost of leverage

o Losses incurred in the portfolio

o Upgrading of the quality of our portfolio holdings with the concomitant reduction of income

Some of the portfolio actions were taken specifically to ensure that the Fund maintained an ample cushion of over-collateralization to safeguard the Fund's AAA preferred stock rating. We are hopeful that we have seen the worst of this cycle.

Performance

Given the general drop in bond prices during the year, the Fund's returns were further reduced by the impact of leverage. Conversely, the Fund's leverage positively impacts returns when prices, on average, are stable or improve. Despite the Fund's relatively high degree of leverage, it outperformed the average return of the Lipper Closed-End Fund Leveraged High Yield Average for the year.

During the year, the Board of Directors re-appointed Wellington Management Company, LLP to serve as the Fund's investment adviser for another twelve-month term.



                                    Total Returns for Periods Ended December 31, 1999
                                    -------------------------------------------------
                                     One Year                Three Years
                                    ----------   ------------------------------------
                                                    Cumulative         Avg. Annual
                                                   ------------       ------------
New America High Income Fund
 (NAV and Dividends)*                    4.7%           16.0%              5.1%
Lipper Closed-End Fund Leveraged
 High Yield Average*                     2.8            15.1               4.8
New America High Income Fund
 (Stock Price and Dividends)           (16.9)          (14.0)             (4.9)
Ten Year U.S. Treasury Note             (8.4)           15.0               4.8

* Returns are adjusted for dilutive effect of rights offerings as calculated by Lipper Analytical Services, Inc.

Source: Lipper Analytical Services, Inc. and The New America High Income Fund, Inc.

--------------------------------------------------------------------------------

High Yield Market

The high yield market experienced its second consecutive year of poor returns during the period ended December 31, 1999. Despite the market's initial recovery during the first half of the year from the liquidity/confidence crisis wreaked by the implosion of Long Term Capital Management's speculations and the default of Russia during the latter half of 1998, the market again weakened during the latter half of 1999. Market uncertainty developed in the face of poor demand, as noted by mutual fund redemptions and limited other institutional activity, an increase in interest rates driven by rate hikes announced by the Federal Reserve Board, and perhaps most destabilizing, concerns about increased default rates.

With respect to the latter concern, we would first observe that default rates did increase markedly during 1999 relative to 1998. (Moody's Issuer-Based Default Rate nearly doubled for the twelve month period ended November 1999 to 5.9% from 3.0% for the prior period.) Upon cursory investigation, this would seem surprising in light of the generally strong US economy. However, to some degree, the high default rate reflects the two-year assault of weak global markets and over-capacity as a result of the Asian crisis, recession in Japan, and economic uncertainty in Europe. Poor commodity prices, such as in energy, drove smaller companies, in particular, to lose access to capital at a time when business prospects were pressured. Pricing power, as well, has all but vanished in the global competitive arena, unfavorably positioning producers of low value added goods. In addition, the healthcare industry was specifically damaged by governmental change in reimbursement rates and regulations. As we head into the year 2000, we believe that some of these trends have already shifted direction. The Asian markets have come back with surprising gusto, Japan appears to be bottoming, and Europe is strengthening. Latin American markets have also stabilized since 1998 with Brazil showing much stronger resilience than expected. Global demand for commodities should be on the upswing. US industrials should benefit as worldwide demand/supply comes back into line; meanwhile, the economy in the US continues to be strong. We believe the prospects for a healthier world economy should support credit fundamentals for the market.

With respect to technical conditions, we expect the market to be somewhat more capricious. Although the Fed has announced a bias towards further tightening, inflation is not pervasive. Productivity continues to improve. Finally, the low average dollar price of the high yield market and relatively high imbedded yield may cushion the market somewhat relative to higher quality instruments (e.g., Treasuries) in light of potential interest rate increases. (Of note, 10-Year US Treasuries, as reported by Lehman Brothers, returned -8.4% during 1999 whereas the high yield market, as measured by the Lehman Brothers High Yield Index, returned +2.4%.) High yield bonds tend to be as correlated to returns in the equity market as they are to returns in the bond market, and at least during the early days of the new year, both have been extremely volatile.

The Fund is highly diversified with exposure to over 150 different corporate issuers. The top ten issuers of the Fund represent 15.6% of investments. The average quality of the Fund is rated B1/BB- by Moody's and Standard and Poor's respectively, and the average yield, incorporating potential calls, is 10.6%. Average maturity and duration (including optionality) are 6.7 years and 4.7, although we would caution that these statistics have less bearing for a high yield bond portfolio than for an investment grade bond portfolio.

--------------------------------------------------------------------------------

For additional information, please visit the Fund's web-site at www.newamerica-hyb.com. As always, we appreciate your interest in the Fund.

Sincerely,


/s/ Robert F. Birch                         /s/ Catherine A. Smith


Robert F. Birch                             Catherine A. Smith
President                                   Senior Vice President
The New America High Income Fund, Inc.      Wellington Management Company, LLP

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1999 (Dollar Amounts in Thousands)
================================================================================

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 91.63% (e)
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.19%
$ 2,000      Argo-Tech Corporation, Senior
             Subordinated Notes, 8.625%,
             10/01/07 ............................   B3          $ 1,760
  2,500      L-3 Communications Corporation,
             Senior Subordinated Notes,
             8.50%, 05/15/08 .....................   B2            2,344
  3,500      Loral Space Communications,
             Senior Notes, 9.50%, 01/15/06 .......   B1            3,185
  3,000      Moog, Inc., Senior Subordinated
             Notes, 10%, 05/01/06 ................   B1            3,067
                                                                 -------
                                                                  10,356
                                                                 -------
Automobile -- 5.50%
  7,000      Accuride Corporation, Senior
             Subordinated Notes, 9.25%,
             02/01/08 ............................   B2            6,440
  3,500      Exide Corp., Senior Notes, 10%,
             04/15/05 ............................   B1            3,395
  3,500      Federal-Mogul Corporation, Notes,
             7.375%, 01/15/06 ....................   Ba2           3,202
  3,500      Federal-Mogul Corporation, Senior
             Notes, 8.80%, 04/15/07 ..............   Ba2           3,409
  1,500      Hayes Lemmerz International, Inc.,
             Senior Subordinated Notes,
             8.25%, 12/15/08 .....................   B2            1,372
  2,000      Hayes Wheels International, Inc.,
             Senior Subordinated Notes,
             9.125%, 07/15/07 ....................   B2            1,955
  3,000      Key Plastics, Inc., Senior
             Subordinated Notes, 10.25%,
             03/15/07 ............................   B3            1,140
  2,265      LDM Technologies, Inc., Senior
             Subordinated Notes, 10.75%,
             01/15/07 ............................   B3            2,061
  1,500      Lear Corporation, Subordinated
             Notes, 9.50%, 07/15/06 ..............   Ba3           1,515
  1,880      Prestolite Electric, Incorporated,
             Senior Notes, 9.625%, 02/01/08.......   B3            1,466
                                                                 -------
                                                                  25,955
                                                                 -------
Banking -- 2.03%
  3,000      Olympic Financial Ltd., Senior
             Notes, 11.50%, 03/15/07 .............   B3            3,120

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------

$   710      United Companies Financial
             Corporation, Subordinated
             Notes, 8.375%, 07/01/05 (a)(c) ......   C           $     7
  7,000      Western Financial Savings Bank,
             Subordinated Capital
             Debentures, 8.875%, 08/01/07 ........   B2            6,440
                                                                 -------
                                                                   9,567
                                                                 -------
Beverage, Food and Tobacco -- 1.03%
    500      Purina Mills, Inc., Senior
             Subordinated Notes, 9%,
             03/15/10 (a)(c) .....................   Ca              125
  5,000      Vlasic Foods International, Inc.,
             Senior Subordinated Notes,
             10.25%, 07/01/09 ....................   B2            4,763
                                                                 -------
                                                                   4,888
                                                                 -------
Buildings and Real Estate -- 7.39%
  2,580      Aracruz Celulose S.A., Notes,
             10.375%, 01/31/02 (i) ...............   B2            2,561
    690      Associated Materials Incorporated,
             Senior Subordinated Notes,
             9.25%, 03/01/08 .....................   B2              663
  4,000      Beazer Homes USA, Inc., Senior
             Notes, 8.875%, 04/01/08 .............   Ba3           3,700
  5,000      Del Webb Corporation, Senior
             Subordinated Debentures,
             10.25%, 02/15/10 ....................   B2            4,800
  2,500      D.R. Horton, Inc., Senior Notes,
             8%, 02/01/09 ........................   Ba1           2,300
  5,010      Kaufman and Broad Home
             Corporation, Senior Subordinated
             Notes, 9.625%, 11/15/06 .............   B1            5,060
  4,000      The Ryland Group, Inc., Senior
             Subordinated Notes, 8.25%,
             04/01/08 ............................   B1            3,640
  5,000      Standard Pacific Corp., Senior
             Notes, 8.50%, 06/15/07 ..............   Ba2           4,812
  2,000      Standard Pacific Corp., Senior
             Notes, 8%, 02/15/08 .................   Ba2           1,830
  2,000      Toll Corp., Senior Subordinated
             Notes, 7.75%, 09/15/07 ..............   Ba2           1,840
  4,000      U.S. Home Corporation, Senior
             Subordinated Notes, 8.88%,
             08/15/07 ............................   Ba2           3,690
                                                                 -------
                                                                  34,896
                                                                 -------

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1999 -- Continued
(Dollar Amounts in Thousands)
================================================================================

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------------
Chemicals, Plastics and Rubber -- 4.78%
$ 2,000      Acetex Corporation, Senior
             Secured Notes, 9.75%,
             10/01/03 ...........................    B3          $ 1,820
  7,000      Arco Chemical Co., Debentures,
             9.80%, 02/01/20 ....................    Ba3           7,000
  1,500      Borden Chemicals and Plastics
             Operating Limited Partnership,
             Notes, 9.50%, 05/01/05 .............    B1            1,395
  1,500      Buckeye Cellulose Corporation,
             Senior Subordinated Notes,
             8.50%, 12/15/05 ....................    Ba3           1,466
  2,500      Georgia Gulf Corp., Senior
             Subordinated Notes, 10.375%,
             11/01/07 (i) .......................    B1            2,609
  2,010      Huntsman ICI Chemicals, LLC,
             Senior Subordinated Notes,
             10.125%, 07/01/09 (i) ..............    B2            2,060
  2,620      Lyondell Chemical Company,
             Senior Subordinated Notes,
             10.875%, 05/01/09 ..................    B2            2,764
  1,500      PCI Chemicals Canada Inc.,
             Senior Secured Notes, 9.25%,
             10/15/07 ...........................    B3            1,155
    750      Sterling Chemicals, Inc., Senior
             Subordinated Notes, 11.75%,
             08/15/06 ...........................    Caa3            563
  1,000      Texas Petrochemicals Corporation,
             Senior Subordinated Notes,
             Series B, 11.125%, 07/01/06 ........    Caa1            870
  1,000      Texas Petrochemicals Corporation,
             Senior Subordinated Notes,
             11.125%, 07/01/06 ..................    Caa1            870
                                                                 -------
                                                                  22,572
                                                                 -------
Containers, Packaging and Glass -- 5.35%
  1,220      Anchor Glass Container
             Corporation, First Mortgage
             Notes, 11.25%, 04/01/05 ............    B3            1,043
  1,500      BWAY Corporation, Senior
             Subordinated Notes, 10.25%,
             04/15/07 ...........................    B2            1,470
  2,910      Consumers Packaging, Inc.,
             Senior Notes, 9.75%, 02/01/07 ......    B1            2,037


Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
 $ 1,000     Container Corporation of America,
             Senior Notes, Series B, 10.75%,
             05/01/02 ...........................    B2          $ 1,051
   4,000     Container Corporation of America,
             Senior Notes, 9.75%, 04/01/03 ......    B2            4,150
   2,500     Corning Consumer Products Co.,
             Senior Subordinated Notes,
             9.625%, 05/01/08 ...................    B3            1,963
   2,000     Domtar Inc., Debentures, 9.50%,
             08/01/16 ...........................    Ba1           2,120
   1,250     Packaging Corporation of America,
             Senior Subordinated Notes,
             9.625%, 04/01/09 ...................    B3            1,281
   2,500     Paperboard Industries International
             Inc., Senior Notes, 8.375%,
             09/15/07 ...........................    Ba3           2,375
   6,000     Silgan Corporation, Senior
             Subordinated Debentures, 9%,
             06/01/09 ...........................    B1            5,805
   2,000     Tembec Industries Inc.,
             Guaranteed Senior Notes,
             8.625%, 06/30/09 ...................    Ba3           2,000
                                                                 -------
                                                                  25,295
                                                                 -------
 Diversified/Conglomerate Manufacturing -- 1.33%
   2,500     Clark Material Handling Co.,
             Senior Notes, Series D, 10.75%,
             11/15/06 ...........................    Caa1            775
   2,000     Henry Company, Senior Notes,
             10%, 04/15/08 ......................    B3            1,640
    500      International Wire Group, Inc.,
             Senior Subordinated Notes,
             Series B, 11.75%, 06/01/05 .........    B3              516
  2,500      International Wire Group, Inc.,
             Senior Subordinated Notes,
             11.75%, 06/01/05 ...................    B3            2,581
  1,000      Numatics, Incorporated, Senior
             Subordinated Notes, 9.625%,
             04/01/08 ...........................    B3              750
                                                                 -------
                                                                   6,262
                                                                 -------
Diversified/Conglomerate Service -- 5.19%
  5,000      Allied Waste North America, Inc.,
             Senior Notes, 7.625%, 01/01/06......    Ba3           4,500

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New6 America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1999 -- Continued
(Dollar Amounts in Thousands)
================================================================================

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------------
$ 1,000      Allied Waste North America, Inc.,
             Senior Subordinated Notes,
             10%, 08/01/09 (i) ..................    B2          $   890
  4,000      DecisionOne Corporation, Senior
             Subordinated Notes, 9.75%,
             08/01/07(c) ........................    C                 2
  1,750      DecisionOne Holdings Corp.,
             Senior Discount Debentures,
             11.50%, 08/01/08 (c) ...............    C                 1
  3,500      Globo Communcacoes e
             Participacoes S.A., Notes,
             10.625%, 12/15/08 (i) ..............    B2            2,949
  2,500      Outdoor Systems, Inc., Senior
             Subordinated Notes, 8.875%,
             06/15/07 ...........................    B1            2,588
  2,500      PSINet Inc., Senior Notes, 11%,
             08/01/09 ...........................    B3            2,562
  3,000      PSINet Inc., Senior Notes, 10%,
             02/15/05 ...........................    B3            2,970
  2,000      Rogers Communications Inc.,
             Senior Notes, 8.875%, 07/15/07......    B2            1,975
  3,500      United Rentals (North America),
             Inc., Senior Subordinated Notes,
             9%, 04/01/09 .......................    B1            3,290
  1,300      Waste Management, Inc.,
             Debentures, 7.65%, 03/15/11 ........    Ba1           1,120
  2,000      Waste Management, Inc., Senior
             Notes, 6.875%, 05/15/09 (i) ........    Ba1           1,690
                                                                 -------
                                                                  24,537
                                                                 -------
Diversified Natural Resources, Metals and
Minerals -- 1.06%
  3,000      P&L Coal Holdings Corporation,
             Senior Notes, 8.875%, 05/15/08......    Ba3           2,932
  2,000      Pacifica Papers Inc., Senior Notes,
             10%, 03/15/09 ......................    B1            2,070
                                                                 -------
                                                                   5,002
                                                                 -------
Electronics -- 6.56%
  3,000      Advanced Micro Devices, Inc.
             Senior Secured Notes, 11%,
             08/01/03 ...........................    B2            2,993
  4,000      Amkor Technology, Senior Notes,
             9.25%, 05/01/06 (i) ................    Ba3           3,960

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
$ 1,000      Amkor Technology, Senior
             Subordinated Notes, 10.50%,
             05/01/09 (i) .......................    B2          $   990
  2,000      Amphenol Corporation, Senior
             Subordinated Notes, 9.875%,
             05/15/07 ...........................    B2            2,080
  1,460      ChipPAC International Company
             Limited, Senior Subordinated
             Notes, 12.75%, 08/01/09 (i) ........    B3            1,533
  2,515      Fairchild Semiconductor
             Corporation, Senior
             Subordinated Notes, 10.375%,
             10/01/07 ...........................    B3            2,565
  3,000      Integrated Circuit Systems, Inc.,
             Senior Subordinated Notes,
             11.50%, 05/15/09 ...................    B3            2,955
    670      MCMS, Inc., Senior Subordinated
             Notes, 9.75%, 03/01/08 .............    B3              335
  4,000      Samsung Electronics America,
             Inc., Guaranteed Notes, 9.75%,
             05/01/03 (i) .......................    Ba1           4,160
  2,245      SCG Holding Corporation Senior
             Subordinated Notes, 12%,
             08/01/09 (i) .......................    B2            2,385
  2,000      Unisys Corporation, Senior Notes,
             7.875%, 04/01/08 ...................    Ba1           1,930
  2,500      WESCO Distribution, Inc., Senior
             Subordinated Notes, 9.125%,
             06/01/08 ...........................    B2            2,350
  3,000      Zilog, Inc., Senior Secured Notes,
             9.50%, 03/01/05 ....................    B2            2,738
                                                                 -------
                                                                  30,974
                                                                 -------
Farming and Agriculture -- .38%
  1,955      Royster-Clark, Inc., First Mortgage
             Notes, 10.25%, 04/01/09 (i) ........    B2            1,779
                                                                 -------
Finance -- .42%
  2,000      Navistar Financial Corporation,
             Senior Subordinated Notes, 9%,
             06/01/02 ...........................    Ba2           2,005
                                                                 -------
Furnishings, Housewares, Durable Consumer
Products -- 1.31%
  1,500      Nortek, Inc., Senior Notes, 9.25%,
             03/15/07 ...........................    B1            1,459

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1999 -- Continued
(Dollar Amounts in Thousands)
================================================================================

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------------
$ 3,500      Nortek, Inc., Senior Notes,
             9.125%, 09/01/07 ....................   B1          $ 3,395
  1,405      Simmons Company, Senior
             Subordinated Notes, 10.25%,
             03/15/09 ............................   B3            1,331
                                                                 -------
                                                                   6,185
                                                                 -------
Grocery -- .14%
    850      Homeland Stores, Inc., Senior
             Subordinated Notes, 10%,
             08/01/03 ............................   (f)             680
                                                                 -------
Healthcare, Education and Childcare -- 6.71%
  2,500      Alaris Medical Systems, Inc.,
             Senior Subordinated Notes,
             9.75%, 12/01/06 .....................   B3            2,150
  4,000      Beverly Enterprises, Inc., Senior
             Notes, 9%, 02/15/06 .................   Ba3           3,770
  4,000      Columbia/HCA Healthcare
             Corporation, Notes, 7.25%,
             05/20/08 ............................   Ba2           3,563
  2,000      ConMed Corporation, Senior
             Subordinated Notes, 9%,
             03/15/08 ............................   B3            1,870
  2,500      DJ Orthopedics LLC, Senior
             Subordinated Notes, 12.625%,
             06/15/09 ............................   B3            2,450
  2,500      Fisher Scientific International Inc.,
             Senior Subordinated Notes, 9%,
             02/01/08 ............................   B3            2,394
  1,460      Kinetic Concepts, Inc., Senior
             Subordinated Notes, 9.625%,
             11/01/07 ............................   B3            1,080
  2,595      Mediq/PRN Life Support Services,
             Inc., Senior Subordinated Notes,
             11%, 06/01/08 .......................   B3            1,038
  2,500      Owens & Minor, Inc., Senior
             Subordinated Notes, 10.875%,
             06/01/06 ............................   B1            2,575
  2,500      Tenet Healthcare Corporation,
             Senior Subordinated Notes,
             8.625%, 01/15/07 ....................   Ba3           2,406
  2,500      Tenet Healthcare Corporation,
             Senior Subordinated Notes,
             8.125%, 12/01/08 ....................   Ba3           2,369

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
$ 2,135      Triad Hospitals Holdings, Inc.,
             Senior Subordinated Notes,
             11%, 05/15/09 .......................   B1          $ 2,210
  5,500      Universal Hospital Services, Inc.,
             Senior Notes, 10.25%, 03/01/08.......   B3            3,823
                                                                 -------
                                                                  31,698
                                                                 -------
Hotels, Motels, Inns and Gaming -- 2.73%
  5,000      John Q. Hammons Hotels, L.P.,
             First Mortgage Notes, 8.875%,
             02/15/04 ............................   B2            4,525
  2,000      Harrah's Operating Company, Inc.,
             Guaranteed Senior
             Subordinated Notes, 7.875%,
             12/15/05 ............................   Ba2           1,955
  1,500      Hollywood Casino Corporation,
             Senior Secured Notes, 11.25%,
             05/01/07 ............................   B3            1,552
  3,500      Lady Luck Gaming Corporation,
             First Mortgage Notes, 11.875%,
             03/01/01 ............................   B2            3,535
  1,500      Venetian Casino Resort, LLC,
             Mortgage Notes, 12.25%,
             11/15/04 ............................   B3            1,309
                                                                 -------
                                                                  12,876
                                                                 -------
Leisure, Amusement, Motion Pictures and
Entertainment -- 2.66%
  2,500      Carmike Cinemas, Inc., Senior
             Subordinated Notes, 9.375%,
             02/01/09 ............................   B2            2,163
  3,500      Echostar DBS Corporation, Senior
             Notes, 9.25%, 02/01/06 ..............   B2            3,526
  4,000      Fox/Liberty Networks, LLC, Senior
             Notes, 8.875%, 08/15/07 .............   Ba1           4,090
  2,000      Loews Cineplex Entertainment
             Corporation, Senior
             Subordinated Notes, 8.875%,
             08/01/08 ............................   B3            1,760
  1,000      Time Warner Telecom LLC, Senior
             Notes, 9.75%, 07/15/08 ..............   B2            1,030
                                                                 -------
                                                                  12,569
                                                                 -------

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1999 -- Continued
(Dollar Amounts in Thousands)
================================================================================

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------------
Machinery -- 1.74%
$ 1,500      Anthony Crane Rental, L.P., Senior
             Notes, 10.375%, 08/01/08 .............  B3          $ 1,260
  2,500      Bucyrus International, Inc., Senior
             Notes, 9.75%, 09/15/07 ...............  B1            1,875
  2,790      Grove Worldwide LLC, Senior
             Subordinated Notes, 9.25%,
             05/01/08 .............................  Caa1            837
  2,000      The IT Group, Inc., Senior
             Subordinated Notes, 11.25%,
             04/01/09 .............................  B3            1,940
  2,500      Neenah Corporation, Senior
             Subordinated Notes, 11.125%,
             05/01/07 .............................  B3            2,314
                                                                 -------
                                                                   8,226
                                                                 -------
Mining, Steel, Iron and Non-Precious Metals -- 5.46%
  3,000      AK Steel Corporation, Senior
             Notes, 9.125%, 12/15/06 ..............  Ba2           3,037
  1,000      AK Steel Corporation, Senior
             Notes, 7.875%, 02/15/09 ..............  Ba2             945
  2,500      Armco Inc., Senior Notes, 9%,
             09/15/07 .............................  Ba2           2,534
  4,000      Bayou Steel Corporation, First
             Mortgage Notes, 9.50%,
             05/15/08 .............................  B1            3,730
  1,500      CSN Iron, S.A., Guaranteed
             Notes, 9.125%, 06/01/07 (i) ..........  B2            1,253
  3,100      The LTV Corporation, Senior
             Notes, 11.75%, 11/15/09 (i) ..........  Ba3           3,255
  4,500      The LTV Corporation, Senior
             Notes, 8.20%, 09/15/07 ...............  Ba3           4,118
  2,000      Pen Holdings, Inc., Senior Notes,
             9.875%, 06/15/08 .....................  B2            1,890
  3,640      Weirton Steel Corporation, Senior
             Notes, 11.375%, 07/01/04 .............  B2            3,494
  1,625      Wells Aluminum Corporation,
             Senior Notes, 10.125%,
             06/01/05 .............................  B2            1,560
                                                                 -------
                                                                  25,816
                                                                 -------
Oil and Gas -- 2.97%
  4,225      Clark Refining and Marketing, Inc.,
             Senior Notes, 8.375%, 11/15/07........  Ba3           2,746

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
$ 5,000      Frontier Oil Corporation, Senior
             Notes, 9.125%, 02/15/06 ..............  B2          $ 4,575
  1,005      Plains Resources Inc., Senior
             Subordinated Notes, 10.25%,
             03/15/06 .............................  B2              980
  1,900      RAM Energy, Inc., Senior Notes,
             11.50%, 02/15/08 .....................  Caa1            855
  1,760      RBF Finance Co., Senior Secured
             Notes, 11%, 03/15/06 .................  Ba3           1,888
  3,500      Tuboscope Inc., Senior Notes,
             7.50%, 02/15/08 ......................  Ba2           2,970
                                                                 -------
                                                                  14,014
                                                                 -------
Personal and Non-Durable Consumer
Products -- 1.79%
  1,005      Bell Sports, Inc., Senior
             Subordinated Notes, 11%,
             08/15/08 .............................  B3              995
  2,000      Evenflo Company, Inc., Senior
             Notes, 11.75%, 08/15/06 ..............  B2            1,960
  2,680      Polaroid Corporation, Notes,
             11.50%, 02/15/06 .....................  Ba3           2,653
  3,000      True Temper Sports, Inc. Senior
             Subordinated Notes, 10.875%,
             12/01/08 .............................  B3            2,865
                                                                 -------
                                                                   8,473
                                                                 -------
Personal Transportation -- 1.48%
  1,500      Atlas Air, Inc., Senior Notes,
             10.75%, 08/01/05 .....................  B2            1,538
  2,430      Hermes Europe Railtel B.V.,
             Senior Notes, 11.50%, 08/15/07........  B3            2,497
  3,500      Valujet, Inc., Senior Notes,
             10.25%, 04/15/01 .....................  B3            2,940
                                                                 -------
                                                                   6,975
                                                                 -------
Printing, Publishing and Broadcasting -- 10.15%
  2,500      The Ackerly Group, Inc., Senior
             Subordinated Notes, 9%, 01/15/09......  B2            2,444
  2,500      Adelphia Communications
             Corporation, Senior Notes,
             9.875%, 03/01/07 .....................  B1            2,538
  4,050      Adelphia Communications
             Corporation, Senior Notes,
             8.375%, 02/01/08 .....................  B1            3,777
    950      Adelphia Communications
             Corporation, Senior Notes,
             7.75%, 01/15/09 ......................  B1              850

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1999 -- Continued
(Dollar Amounts in Thousands)
================================================================================

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------------
$ 1,500      Allbritton Communications
             Company, Senior Subordinated
             Notes, 8.875%, 02/01/08 ............   B3           $ 1,425
  1,250      APP International Finance
             Company B.V., Guaranteed
             Secured Notes, 11.75%,
             10/01/05 ...........................    Caa1          1,038
  2,000      Boise Cascade Corp., Debentures,
             9.45%, 11/01/09 ....................    Baa3          2,132
  2,000      Century Communications Corp.,
             Senior Notes, 8.875%, 01/15/07......    B1            1,935
  2,500      Chancellor Media Corporation of
             Los Angeles, Senior
             Subordinated Notes, 9.375%,
             10/01/04 ...........................    B1            2,562
  1,500      Chancellor Media Corporation of
             Los Angeles, Senior
             Subordinated Notes, 8.125%,
             12/15/07 ...........................    B1            1,502
  2,250      CSC Holdings, Inc., Senior
             Debentures, Series B, 8.125%,
             08/15/09 ...........................    Ba2           2,239
  4,000      Doman Industries Limited, Senior
             Notes, 8.75%, 03/15/04 .............    Caa1          3,400
  2,500      Doman Industries Limited, Senior
             Secured Notes, 12%, 07/01/04 .......    B3            2,603
  3,500      Lin Television Corporation, Senior
             Subordinated Notes, 8.375%,
             03/01/08 ...........................    B2            3,281
  2,000      Mail-Well I Corporation, Senior
             Subordinated Notes, 8.75%,
             12/15/08 ...........................    B1            1,940
  2,500      Multicanal S.A., Notes, 9.25%,
             02/01/02 ...........................    B1            2,319
  2,500      Pindo Deli Finance Mauritius
             Limited, Guaranteed Senior
             Notes, 10.75%, 10/01/07 ............    Caa1          1,800
  1,500      Sullivan Graphics, Inc., Senior
             Subordinated Exchange Notes,
             12.75%, 08/01/05 ...................    Caa1          1,553
  2,500      Sun Media Corporation, Senior
             Subordinated Notes, 9.50%,
             02/15/07 ...........................    B1            2,481

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
$ 6,255      World Color Press, Inc., Senior
             Subordinated Notes, 8.375%,
             11/15/08 ...........................    Baa3        $ 6,113
                                                                 -------
                                                                  47,932
                                                                 -------
Telecommunications -- 9.88%
  1,500      BTI Telecom Corp., Senior Notes,
             10.50%, 09/15/07 ...................    B3            1,380
  3,500      Charter Communications Holdings,
             LLC, Senior Notes, 8.25%,
             04/01/07 ...........................    B2            3,238
  2,000      Concentric Network Corporation,
             Senior Notes, 12.75%, 12/15/07......                  2,100
  3,000      FLAG Limited, Senior Notes,
             8.25%, 01/30/08 ....................    Ba3           2,760
  3,500      Global Crossing Holdings Ltd.,
             Senior Notes, 9.125%, 11/15/06
             (i) ................................    Ba2           3,461
  1,180      GST Network Funding Inc., Senior
             Secured Discount Exchange
             Notes, 0.00%/10.50%, 05/01/08
             (g) ................................    (f)             572
  3,500      Hyperion Telecommunications,
             Inc., Senior Secured Notes,
             12.25%, 09/01/04 ...................    B3            3,789
  2,500      Innova, S. de R.L., Senior
             Exchange Notes, 12.875%,
             04/01/07 ...........................    B3            2,225
  2,000      Insight Midwest, L.P., Senior
             Notes, 9.75%, 10/01/09 (i) .........    B1            2,055
  1,500      Intermedia Communications Inc.,
             Senior Notes, 9.50%, 03/01/09 ......    B2            1,444
  2,000      Intermedia Communications Inc.,
             Senior Notes, 8.875%, 11/01/07......    B2            1,870
  1,500      Intermedia Communications Inc.,
             Senior Notes, 8.50%, 01/15/08 ......    B2            1,376
  5,000      McLeodUSA Incorporated, Senior
             Notes, 9.25%, 07/15/07 .............    B1            5,000
  2,315      Metromedia Fiber Network, Inc.,
             Senior Notes, 10%, 12/15/09 ........    B2            2,361
  2,000      NTL Incorporated, Senior Notes,
             10%, 02/15/07 ......................    B3            2,075
  1,000      RCN Corporation, Senior Notes,
             10.125%, 01/15/10 ..................    B3              999
  2,000      RCN Corporation, Senior Notes,
             10%, 10/15/07 ......................    B3            1,995

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1999 -- Continued
(Dollar Amounts in Thousands)
================================================================================

Principal                                         Moody's         Value
Amount/Units                                      Rating       (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------------
$ 2,000      Rogers Cantel Inc., Senior
             Secured Debentures, 9.75%,
             06/01/16 ..........................     Ba3         $ 2,230
  1,000      Rogers Cantel Inc., Senior
             Secured Notes, 8.30%,
             10/01/07 ..........................     Ba3           1,002
  3,000      Verio, Inc., Senior Notes, 11.25%,
             12/01/08 ..........................     B3            3,150
    500      Viatel, Inc., Senior Notes, 11.50%,
             03/15/09 ..........................     B3              508
  1,000      Winstar Equipment II Corp.,
             Guaranteed Senior Secured
             Exchange Notes, 12.50%,
             03/15/04 ..........................     B3            1,080
                                                                 -------
                                                                  46,670
                                                                 -------
Textiles and Leather -- 1.40%
  2,320      Pillowtex Corporation, Senior
             Subordinated Notes, 9%,
             12/15/07 ..........................     Ca              998
  6,250      WestPoint Stevens, Inc., Senior
             Notes, 7.875%, 06/15/08 ...........     Ba3           5,594
                                                                 -------
                                                                   6,592
                                                                 -------
             Total Corporate Debt Securities
             (Total cost of $466,757)...........                 432,794
                                                                 -------

                                                   Moody's
  Shares                                           Rating
--------------------------------------------------------------------------------
PREFERRED STOCK -- .64% (e)
--------------------------------------------------------------------------------
             Banking -- 0.00%
 57,935      WestFed Holdings, Inc.,
             Cumulative, Series A, Preferred
             Stock, 15.50% (a)(d)(h) ..........      (f)          $    0

Machinery -- .28%
  1,350      Fairfield Manufacturing Company,
             Inc., Cumulative Exchangeable
             Preferred Stock, 11.25% ..........      (f)           1,323

Personal, Food and Miscellaneous Services -- .36%
275        SF Holdings Group, Inc.,
           Exchangeable Preferred Stock,
           13.75% (c) .......................        (f)           1,375

                                                  Moody's         Value
 Shares                                           Rating       (Note 1(a))
--------------------------------------------------------------------------------
     66      SF Holdings, Group, Inc.,
             Exchangeable Preferred Stock,
             13.75% (c)(i) ..................        (f)          $  330
                                                                  ------
                                                                   1,705
                                                                  ------
             Total Preferred Stock
               (Total cost of $9,072)........                      3,028
                                                                  ------


--------------------------------------------------------------------------------
COMMON STOCK and WARRANTS -- .12% (e)
--------------------------------------------------------------------------------
 12,500      Benedek Communications
             Corporation, Warrants, exp.
             07/01/07 (b)(h) ...................                    $ 25
    515      Concentric Network Corporation,
             Warrants, exp. 12/15/07 (h)(i) ....                     136
  1,750      DecisionOne Holdings Corp.,
             Warrants, exp. 08/01/07 (h) .......                       0
 37,620      Fitzgeralds Gaming Corporation,
             Common Stock (b)(h) ...............                       4
  8,086      MGC Communications, Inc.,
             Common Stock (h) ..................                     411
  3,000      Olympic Financial Ltd., Warrants,
             exp. 03/15/07 (h) .................                       0
  1,017      SF Holdings Group, Inc., Class C,
             Common Stock (h)(i) ...............                       0
 27,474      WestFed Holdings, Inc., Series B,
             Common Stock (a)(d)(h) ............                       0
                                                                     ---
             Total Common Stock and Warrants
             (Total cost of $288)...............                     576
                                                                     ---

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1999 -- Continued
(Dollar Amounts in Thousands)
================================================================================

Principal                                                         Value
 Amount                                                        (Note 1 (a))
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.21% (e)
--------------------------------------------------------------------------------
$19,880      Paribas Corporation, Repurchase
               Agreement, 2.80%, 01/03/00,
               (Collateral U.S. Treasury Notes,
               5.75%, 11/30/02, $20,444
               principal) ...........................           $ 19,880
                                                                --------
             Total Short-Term Investments
               (Total cost of $19,880)...............             19,880
                                                                --------
TOTAL INVESTMENTS (Total cost of $495,997)                      $456,278
                                                                ========

(a)  Denotes issuer is in bankruptcy proceedings.

(b) Restricted as to public resale. At the date of acquisition, these securities were valued at cost. The total value of restricted securities owned at December 31, 1999 was $29 or .01% of total assets.

(c) Non-income producing security which is on non-accrual and/or has defaulted on interest payments.

(d) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 1999 was $0.

(e)  Percentages indicated are based on total assets of $472,335.

(f)  Not rated.

(g) Security is a step interest bond. Interest on these bonds accrue based upon the effective interest rate.

(h)  Non-income producing.

(i) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for valuation policy. Total market value of Rule 144A securities amounted to $38,056 as of December 31, 1999.


                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Balance Sheet
December 31, 1999
================================================================================

Assets: (Dollars in thousands,
 except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
  cost of $495,997, see Schedule of Investments
  and Notes 1 and 2) ..........................        $456,278
INTEREST RATE SWAP, at fair value
  (Note 7) ....................................           3,915
RECEIVABLES:
 Interest and dividends .......................          12,036
OTHER ASSETS ..................................              58
PREPAID EXPENSES ..............................              48
                                                       --------
  Total assets ................................        $472,335
                                                       --------
Liabilities:
PAYABLES:
 Dividend payable on common stock .............        $  1,391
 Dividend payable on preferred stock ..........           2,394
ACCRUED EXPENSES (Note 3) .....................             335
                                                       --------
  Total liabilities ...........................        $  4,120
                                                       --------
Net Assets:
AUCTION TERM PREFERRED STOCK:
 $1.00 par value, 1,000,000 shares authorized,
   8,400 shares issued and outstanding,
   liquidation preference of $25,000 per share
   (Notes 5 and 6) ............................        $210,000
                                                       --------
COMMON STOCK:
 $0.01 par value, 200,000,000 shares authorized,
   66,900,549 shares issued and outstanding ...        $    669
CAPITAL IN EXCESS OF PAR VALUE ................         335,359
UNDISTRIBUTED NET INVESTMENT INCOME
  (Note 2) ....................................             457
ACCUMULATED NET REALIZED LOSS FROM
  SECURITIES TRANSACTIONS (Note 2) ............         (42,466)
NET UNREALIZED DEPRECIATION ON
  INVESTMENTS AND INTEREST RATE SWAPS .........         (35,804)
                                                       --------
 Net assets applicable to common stock
   (Equivalent to $3.86 per share, based on
   66,900,549 shares outstanding) .............        $258,215
                                                       --------
Total Net Assets ..............................        $468,215
                                                       ========

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended
December 31, 1999
================================================================================

Investment Income: (Note 1) (Dollars in thousands,
 except per share amounts)
 Interest income ..............................        $ 46,216
 Dividend income ..............................              57
 Other income .................................             257
                                                       --------
  Total investment income .....................        $ 46,530
                                                       --------
Expenses:
Cost of leverage:
 Preferred and auction fees ...................        $    472
                                                       --------
  Total cost of leverage                               $    472
                                                       --------
Professional services expenses:
 Management fees (Note 3) .....................        $  1,200
 Custodian and transfer agent fees ............             275
 Legal fees ...................................             120
 Audit fees ...................................              68
                                                       --------
  Total professional services expenses ........        $  1,663
                                                       --------
Administrative expenses:
 General administrative fees ..................        $    351
 Directors' fees ..............................             217
 Miscellaneous expenses .......................              67
 NYSE fees ....................................              57
 Shareholder meeting expenses .................              34
                                                       --------
  Total administrative expenses ...............        $    726
                                                       --------
  Total expenses ..............................        $  2,861
                                                       --------
  Net investment income .......................        $ 43,669
                                                       --------
Realized and Unrealized Gain (Loss) on
 Investment Activities:
 Realized loss on investments .................        $(36,780)
                                                       --------
 Change in net unrealized depreciation on
  investments .................................        $ 13,351
 Unrealized change on interest rate swap
    agreements (net of unrealized cumulative
    transition loss of $3,123) ................           3,915
                                                       --------
  Total change in net unrealized depreciation
     on investments and interest rate swaps ...        $ 17,266
                                                       --------
  Net loss on investments .....................        $(19,514)
                                                       --------
  Net increase in net assets resulting from
   operations .................................        $ 24,155
                                                       --------
Cost of Preferred Leverage:
 Distributions to preferred stockholders ......        $(11,313)
 Net swap settlement disbursements (Note 7) ...            (740)
                                                       --------
  Total cost of preferred leverage ............        $(12,053)
                                                       --------
 Net increase in net assets resulting from
  operations less cost of preferred leverage ..        $ 12,102
                                                       ========
----------------------------------------------------------------
Amount Available for Distribution to
 Common Stockholders
 Net investment income ........................        $ 43,669
  Total cost of preferred leverage ............         (12,053)
                                                       --------
  Net amount available for distribution to
     common stockholders ......................        $ 31,616
                                                       ========

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
================================================================================

                                                                                     For the Years Ended December 31,
                                                                                       1999                  1998
                                                                                    ---------               ---------
From Operations: (Dollars in thousands, except per share amounts)
 Net investment income .........................................................    $  43,669               $  43,927
 Realized gain (loss) on investments, net ......................................      (36,780)                  4,849
 Change in net unrealized depreciation on investments and other financial
  instruments ..................................................................       17,266                 (55,251)
                                                                                    ---------               ---------
  Net increase (decrease) in net assets resulting from operations ..............    $  24,155               $  (6,475)
                                                                                    ---------               ---------
From Fund Share Transactions:
 Proceeds from sale of Auction Term Preferred Stock Series D
  (2,400 shares), net of $729 of offering costs and sales load
  (Note 5) .....................................................................    $      --               $  59,271
 Proceeds from rights offering (16,241,851 shares), net of $297
  of offering costs (Note 11) ..................................................           --                  76,365
 Net asset value of 1,136,530 shares and 1,068,852 shares issued to common stockholders for reinvestment of dividends in 1999 and
  1998, respectively ...........................................................        4,692                   5,140
                                                                                    ---------               ---------
  Increase in net assets resulting from fund share transactions ................    $   4,692               $ 140,776
                                                                                    ---------               ---------
Distributions to Stockholders:
 Preferred dividends ($1,347 and $1,263 per share, respectively) ...............    $ (11,313)              $ (10,607)
 Net swap settlement disbursements .............................................         (740)                    (49)
 Common Dividends:
  From net investment income ($.48 and $.54 per share in 1999 and 1998,
   respectively) ...............................................................      (32,097)                (33,641)
  In excess of net investment income ($0 and $0 per share in 1999 and
   1998, respectively) .........................................................           --                    (111)
                                                                                    ---------               ---------
  Decrease in net assets resulting from distributions to stockholders ..........    $ (44,150)              $ (44,408)
                                                                                    ---------               ---------
Total net increase (decrease) in net assets ....................................    $ (15,303)              $  89,893
                                                                                    ---------               ---------
Net Assets Applicable to Common and Preferred Stock:
 Beginning of period ...........................................................    $ 483,518               $ 393,625
                                                                                    ---------               ---------
 End of period (Including $457 and $782 of undistributed net investment
  income at December 31, 1999 and December 31, 1998, respectively) .............    $ 468,215               $ 483,518
                                                                                    =========               =========

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period
================================================================================

                                                             For the Years Ended December 31,
                                  1999      1998 (d)    1997 (d)     1996       1995       1994 (c)      1993     1992 (a)
                                --------    -------     --------    ------     ------     --------- ---------- ---------
NET ASSET VALUE:
 Beginning of period ........   $   4.16    $  5.03      $ 4.94     $ 4.71     $ 4.13      $  5.15     $ 4.32     $ 3.79
                                --------    -------      ------     ------     ------      -------     ------     ------
NET INVESTMENT INCOME                .66        .71#        .70#       .69        .67          .72#       .59        .57
NET REALIZED AND
 UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND
 OTHER FINANCIAL
 INSTRUMENTS ................       (.30)      (.81)#       .25#       .22        .62         (.82)#      .89        .57
                                --------    -------      ------     ------     ------      -------     ------     ------
  TOTAL FROM
   INVESTMENT
   OPERATIONS ...............        .36       (.10)        .95        .91       1.29         (.10)      1.48       1.14
                                --------    -------      ------     ------     ------      -------     ------     ------
DISTRIBUTIONS:
 Dividends from net
  investment income:
  To preferred
   stockholders
   (including
   net swap settlement
   receipts/payments) .......       (.18)      (.17)       (.16)      (.16)      (.17)        (.17)      (.05)      (.06)
  To common
   stockholders .............       (.48)      (.54)       (.53)      (.52)      (.50)        (.53)      (.53)      (.55)
 Dividends in excess of
  net investment income:
  To common
  stockholders ..............         --         --        (.01)        --       (.04)          --       (.07)        --
                                --------    -------      ------     ------     ------      -------     ------     ------
  TOTAL
   DISTRIBUTIONS ............       (.66)      (.71)       (.70)      (.68)      (.71)        (.70)      (.65)      (.61)
                                --------    -------      ------     ------     ------      -------     ------     ------
Effect of rights offering and
 related expenses; and
 Auction Term Preferred
 Stock offering costs and
 sales load .................         --       (.06)       (.16)        --         --         (.22)        --         --
                                --------    -------      ------     ------     ------      -------     ------     ------
NET ASSET VALUE:
 End of period ..............   $   3.86    $  4.16      $ 5.03     $ 4.94     $ 4.71      $  4.13     $ 5.15     $ 4.32
                                ========    =======      ======     ======     ======      =======     ======     ======
PER SHARE MARKET VALUE:
 End of period ..............   $   3.13    $  4.25      $ 5.63     $ 5.13     $ 4.75      $  4.00     $ 5.13     $ 4.13
                                ========    =======      ======     ======     ======      =======     ======     ======
TOTAL INVESTMENT RETURN+ ....     (16.92)%   (15.15)%     21.97%     19.89%     33.50%      (11.88)%    40.08%     29.70%
                                ========    =======      ======     ======     ======      =======     ======     ======

                     The accompanying notes are an integral
                      part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period -- Continued
================================================================================

                                        For the Years Ended December 31,
                                         1999        1998 (d)      1997 (d)
                                      ---------     ---------     ---------
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO COMMON STOCK (b) ..............   $ 258,215     $ 273,518     $ 243,625
                                      =========     =========     =========
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO PREFERRED
 STOCK (b) ........................   $ 210,000     $ 210,000     $ 150,000
                                      =========     =========     =========
TOTAL NET ASSETS, END
 OF PERIOD (b) ....................   $ 468,215     $ 483,518     $ 393,625
                                      =========     =========     =========
EXPENSE RATIOS:
 Ratio of interest expense
  to average net assets** .........          --            --            --
 Ratio of preferred and
  other debt expenses to
  average net assets** ............         .18%          .14%          .13%
 Ratio of operating
  expenses to average
  net assets** ....................         .89%          .82%          .92%
 Ratio of litigation settlement
  expense to average net
  assets** ........................          --            --            --
                                      ---------     ---------     ---------
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET ASSETS** ..........        1.07%          .96%         1.05%
                                      =========     =========     =========
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE
 NET ASSETS** .....................       16.36%        15.22%        13.86%
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET
 ASSETS APPLICABLE
 TO COMMON AND
 PREFERRED STOCK ..................         .60%          .58%          .66%
PORTFOLIO TURNOVER
 RATE .............................       66.74%       124.67%       108.84%



                                                      For the Years Ended December 31,
                                         1996          1995        1994 (c)        1993        1992 (a)
                                      ---------     ---------     ---------     ---------     ---------
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO COMMON STOCK (b) ..............   $ 176,408     $ 164,823     $ 141,590     $ 130,673     $ 107,897
                                      =========     =========     =========     =========     =========
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO PREFERRED
 STOCK (b) ........................   $ 100,000     $ 100,000     $ 100,000     $  35,000     $  35,000
                                      =========     =========     =========     =========     =========
TOTAL NET ASSETS, END
 OF PERIOD (b) ....................   $ 276,408     $ 264,823     $ 241,590     $ 165,673     $ 142,897
                                      =========     =========     =========     =========     =========
EXPENSE RATIOS:
 Ratio of interest expense
  to average net assets** .........          --            --           .01%         1.83%         3.95%
 Ratio of preferred and
  other debt expenses to
  average net assets** ............         .16%          .18%          .22%          .51%          .87%
 Ratio of operating
  expenses to average
  net assets** ....................        1.16%         1.39%         1.31%         2.01%         1.63%
 Ratio of litigation settlement
  expense to average net
  assets** ........................          --           .80%           --            --            --
                                      ---------     ---------     ---------     ---------     ---------
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET ASSETS** ..........        1.32%         2.37%         1.54%         4.35%         6.45%
                                      =========     =========     =========     =========     =========
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE
 NET ASSETS** .....................       14.36%        14.61%        15.89%        11.86%        13.49%
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET
 ASSETS APPLICABLE
 TO COMMON AND
 PREFERRED STOCK ..................         .83%         1.44%          .89%         3.38%         4.82%
PORTFOLIO TURNOVER
 RATE .............................       53.45%        62.66%        58.56%        85.76%       129.86%

(a) Prior to the appointment on February 19, 1992 of Wellington Management Company, LLP, the Fund was advised by Ostrander Capital Management, L.P.
(b) Dollars in thousands.
(c) The Fund entered into a refinancing transaction on January 4, 1994, and the per share data and ratios for the year ended December 31, 1994 reflect this transaction.
(d) As discussed in Note 5, the Fund issued Series C ATP on May 6, 1997 and Series D ATP on May 20, 1998. The per share data and ratios for the years ended December 31, 1997 and 1998 reflect these transactions.
 ** Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994, March 1997 and March 1998 rights offerings.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Information Regarding
Senior Securities
================================================================================

                                                        As of December 31,
                                              1999            1998            1997
                                          -------------   -------------   -------------
TOTAL AMOUNT OUTSTANDING:
 Notes .................................  $          --   $          --   $          --
 Preferred Stock .......................    210,000,000     210,000,000     150,000,000
 Short-term Loan .......................             --              --              --
ASSET COVERAGE:
 Per Note (1) ..........................  $          --   $          --   $          --
 Per Preferred Stock Share (2) .........         55,740          57,562          65,604
 Per $1,000 of Short-term Loan (1) .....             --              --              --
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) .............  $      25,000   $      25,000   $      25,000
APPROXIMATE MARKET VALUE:
 Per Note ..............................  $          --   $          --   $          --
 Per Preferred Stock Share (3) .........         25,000          25,000          25,000
 Per $1,000 of Short-term Loan .........             --              --              --



                                                               As of December 31,
                                              1996            1995            1994           1993
                                          -------------   -------------   ------------- --------------
TOTAL AMOUNT OUTSTANDING:
 Notes .................................  $          --   $          --   $          --   $         --
 Preferred Stock .......................    100,000,000     100,000,000     100,000,000     35,000,000
 Short-term Loan .......................             --              --              --     45,000,000
ASSET COVERAGE:
 Per Note (1) ..........................  $          --   $          --   $          --   $         --
 Per Preferred Stock Share (2) .........         69,102          66,206          60,398        473,351
 Per $1,000 of Short-term Loan (1) .....             --              --              --          4,682
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) .............  $      25,000   $      25,000   $      25,000   $    100,000
APPROXIMATE MARKET VALUE:
 Per Note ..............................  $          --   $          --   $          --   $         --
 Per Preferred Stock Share (3) .........         25,000          25,000          25,000        100,000
 Per $1,000 of Short-term Loan .........             --              --              --          1,000


                                                As of December 31,
                                                       1992
                                                ------------------
TOTAL AMOUNT OUTSTANDING:
 Notes .....................................       $45,490,000
 Preferred Stock ...........................        35,000,000
 Short-term Loan ...........................                --
ASSET COVERAGE:
 Per Note (1) ..............................       $     4,141
 Per Preferred Stock Share (2) .............           408,277
 Per $1,000 of Short-term Loan (1) .........                --
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) .................       $   100,000
APPROXIMATE MARKET VALUE:
 Per Note ..................................       $     1,000
 Per Preferred Stock Share (3) .............           100,000
 Per $1,000 of Short-term Loan .............                --

(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amounts by the number of Notes outstanding.
(2) Calculated by subtracting the Fund's total liabilities (including the Notes but not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.
(3) Plus accumulated and unpaid dividends.


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1999
================================================================================

(1) Significant Accounting and Other Policies

     The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

     The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

     See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

     (a) Valuation of Investments--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $4,919,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

     (b) Interest and Dividend Income--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Market discounts or premiums on corporate debt securities are not amortized for financial statement purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for both financial reporting and tax reporting purposes as required by federal income tax regulations. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

     (c) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
December 31, 1999
================================================================================

investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) Tax Matters and Distributions

     At December 31, 1999, the total cost of securities (excluding temporary cash investments) for federal income tax purposes was approximately $476,208,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $7,896,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $43,791,000. Net unrealized loss for tax purposes at December 31, 1999 was approximately $35,895,000.

     At December 31, 1999, the Fund had approximate capital loss carryovers available to offset future capital gain, if any, to the extent provided by regulations:

 Carryover Available                                  Expiration Date
 -------------------                                 ------------------
  $      2,227,000                                    December 31, 2002
        35,580,000                                    December 31, 2007
  ----------------
  $     37,807,000
  ================

     To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset will be distributed to shareholders.

     Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

     In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of December 31, 1999, the Fund has reclassified approximately $74,000 primarily related to amortization of market discounts on corporate bonds and gains on foreign currency transactions from accumulated net realized loss from securities transactions to undistributed net investment income. The Fund has also reclassified approximately $25,000 to capital in excess of par value consisting of approximately ($107,000) and $82,000 from accumulated net realized loss and undistributed net investment income, respectively, to reflect the permanent differences resulting from the tax accounting for interest rate swap agreements entered into by the Fund. In addition, the Fund has reclassified approximately $34,426,000, related to the expiration of unused capital loss carryovers from accumulated net realized loss from securities transactions to capital in excess of par value.

     The difference between earnings for financial statement purposes and earnings for tax purposes is primarily due to the tax treatment of the amortization of market discounts on corporate bonds.

(3) Investment Advisory Agreement

     Wellington Management Company, LLP, the Fund's Investment Advisor, earned approximately $1,200,000 in management fees during the year ended December 31, 1999. Management fees paid by the Fund to Wellington Management are calculated at .45 of 1% (on an annual basis) of the average weekly value of the Fund's net assets attributable to common stock ($258.2 million at December 31, 1999). At December 31, 1999, the fee payable to the Investment Advisor was approximately $99,000, which was included in accrued expenses on the accompanying balance sheet.

(4) Forward Foreign Currency Contracts

     The Fund has in the past entered into forward foreign currency contracts in connection with the purchase and sale of foreign investments but does not expect to enter into any in the future. All commitments were marked to market at the applicable exchange rates and any unre-

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
December 31, 1999
================================================================================

alized gains or losses were recorded in the Fund's financial statements. The aggregate principal amounts of the contracts were not recorded in the financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 1999 there were no forward foreign currency contracts outstanding.

(5) Auction Term Preferred Stock (ATP)

     On January 4, 1994, the Fund issued 1,200 shares of Series A ATP and 800 shares of Series B ATP. The underwriting discount of $1,500,000 and offering expenses of $336,000 associated with the ATP offering were recorded as a reduction of the capital in excess of par value on common stock. On May 6, 1997, the Fund issued 2,000 shares of Series C ATP. The underwriting discount of $437,500 and offering expenses of $297,000 were recorded as a reduction of the capital in excess of par value on common stock. On May 20, 1998, the Fund issued 2,400 shares of Series D ATP. The underwriting discount of $510,000 and offering expenses of $219,000 were recorded as a reduction of the capital in excess of par value on common stock. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. At December 31, 1999 the dividend periods for all series of ATP had been extended to between 56 and 112 days. Dividend rates ranged from 4.88% to 6.42% for the year ended December 31, 1999.

     The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act.

(6) ATP Auction-Related Matters

     Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

     After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of
 .25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $472,000 for service charges through December 31, 1999. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(7) Interest Rate Swaps

     The Fund entered into four interest payment swap arrangements with BankBoston, N.A. (BBNA) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to each of the Swap Arrangements the Fund makes payments to BBNA on a monthly basis at fixed annual rates. In exchange for such payments BBNA makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 4.80% to 6.48% for the year

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
December 31, 1999
================================================================================

ended December 31, 1999. The effective date, notional amount, maturity and fixed rates of the swaps are as follows:

                          Notional                                     Fixed
 Effective                Contract                                    Annual
    Date                   Amount                Maturity              Rate
 10/7/97                $20 million              10/7/02               6.07%
  6/2/98                $15 million               6/2/03               5.90%
 12/7/98                $25 million              12/7/03               5.58%
  2/8/99                $65 million               2/7/04               5.83%

     Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the event of nonperformance by counterparties on interest rate swaps, but the Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

     Until December 31, 1998, the Fund followed hedge accounting (off-balance-sheet) with respect to the swap agreements and settled the net amount receivable or payable from each party every 30 days. For the year ended December 31, 1999, the Fund's obligations under the swap agreements were more than the amount received from BBNA by approximately $740,000 and is included in the accompanying statement of operations.

     In January 1999, the Fund early adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. The effect of adoption on the Fund's net asset value per share was a decrease of approximately $0.05 per share.

     The estimated fair value of the interest rate swap agreements at the date of adoption amounted to approximately $3,123,000 unrealized loss. This amount has been recorded as a reduction to the cost of the interest rate swap agreements, with a corresponding transition adjustment recorded in "Change in net unrealized depreciation on investments." The estimated fair value of the interest rate swap agreements at December 31, 1999 amounted to approximately $3,915,000 and is presented in the accompanying balance sheet.

(8) Repurchase Agreements

     At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

     The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(9) Purchase and Sales of Securities

     Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 1999 were as follows:

Purchases of securities                                           $305,002,000
Sales of securities                                               $298,635,000

(10) Certain Transactions

     A partner of Goodwin, Procter & Hoar, general counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin, Procter & Hoar amounted to approximately

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
December 31, 1999
================================================================================

$94,000 for the year ended December 31, 1999. The Fund paid approximately $225,000 during the year ended December 31, 1999 to two officers of the Fund for the provision of certain administrative services.


(11) Rights Offering

     The Fund issued to stockholders of record as of the close of business on February 10, 1998, rights to subscribe for an aggregate of 16,241,851 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. The rights entitled a stockholder to acquire at the subscription price of $4.72 per share one share for each right held. The subscription price was 92% of the average of the last reported sales price of the Fund's Common Stock on the New York Stock Exchange on March 18, 1998, the expiration date and the nine preceding business days. On March 25, 1998, the Fund completed its rights offering. Proceeds of approximately $76,662,000 and shares of 16,241,851 were recorded. In addition, the deferred offering expense balance of $297,000 was netted against the rights offering proceeds.

--------------------------------------------------------------------------------

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Independent Auditor's Report
================================================================================

To the Shareholders and Board of Directors of The New America High Income Fund,
 Inc.:

     We have audited the accompanying statement of assets and liabilities of The New America High Income Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 1999, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the periods presented. These financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for the periods presented, in conformity with generally accepted accounting principles.

                                             ARTHUR ANDERSEN, LLP
Boston, Massachusetts
January 28, 2000

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------


================================================================================

Directors

Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Franco Modigliani
Ernest E. Monrad


Officers

Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary

Investment Advisor

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
(617) 328-5000 ext. 6406
(800) 426-5523

Independent Public Accountants

Arthur Andersen, LLP
225 Franklin Street
Boston, MA 02110

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com


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[Back Cover]

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200




[Front Cover]

                                     The New
                                     America
                                   High Income
                                   Fund, Inc.

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 New America   Annual
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 I N C O M E   Report
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               December 31, 1999
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